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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934


      Date of Report (Date of earliest event reported): November 20, 1998



                            MOHAWK INDUSTRIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                        01-19826                     52-1604305
-----------------            ------------------------       -------------------
 (State or other             (Commission File Number)          (IRS Employer
 jurisdiction of                                             Identification No.)
  incorporation)



              160 South Industrial Blvd., Calhoun, Georgia  30701
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         (Address, including zip code, of principal executive offices)



                                (706) 629-7721
        --------------------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.   Other Events
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          On November 20, 1998, Mohawk Industries, Inc. ("Mohawk") issued a press release containing certain supplemental statement of earnings data for the year and each of the four quarters in the year ended December 31, 1997, and the nine months and each of the three quarters in the nine months ended September 26, 1998. The supplemental statement of earnings data has been restated to include the accounts and results of operations of World Carpets, Inc., which Mohawk acquired on November 12, 1998. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     C.   Exhibits

          99.1 Press Release dated November 20, 1998
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Mohawk Industries, Inc.



Date: November 20, 1998                  By:  /s/ Frank H. Boykin
                                             -------------------------
                                             Frank H. Boykin
                                             Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------


     Exhibit
     -------

     99.1      Press Release dated November 20, 1998